                                                                      Exhibit 14

                  GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK
                                POWER OF ATTORNEY

GE Capital Life Assurance Company of New York, a New York Corporation (the "Company") and its undersigned officers and directors, hereby nominate and appoint Thomas E. Duffy, Kelly L. Groh, Paul A. Haley, John E. Karaffa, Geoffrey
S. Stiff, Michael D. Pappas, and Heather C. Harker (with full power to each of them to act alone) as his/her true and lawful attorney in fact and agent, for him/her and in his/her name and place in any and all capacities, to execute and sign all Registration Statements of the Company filed with the Securities and Exchange Commission on Form N-4 under the Securities Act of 1933 and the Investment Company Act of 1940 and on Forms S-6 and N-6 and Form S-1 under the Securities Act of 1933 (including any and all pre and post effective amendments and any supplements thereto), and to file with the Securities and Exchange Commission all such Registration Statements, amendments, applications, exemptions and any supplements thereto, as well as any and all exhibits and other documents necessary or desirable to such Registration Statement, amendment or supplement, granting to such attorneys and each of them, full power and authority to do and perform each and every act necessary and/or appropriate as fully and with all intents and purposes as the Company itself and the undersigned officers and directors might or could do. The delegation of authority contained in this Power of Attorney shall continue in full force and effect until this Power of Attorney is amended or rescinded or superceded by further action of the officers and directors of the Company.

IN WITNESS WHEREOF, GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK has caused this power of attorney to be executed in its full name and by its President, Chief Financial Officer, Controller and attested by its Secretary, and the undersigned officers and directors have each executed such power of attorney, as of March 24, 2004.

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                 By:              /s/ Pamela S. Schutz
                          --------------------------------------------
                          Pamela S. Schutz
                          President and Chief Executive Officer

                 By:              /s/ Kelly L. Groh
                          --------------------------------------------
                          Kelly L. Groh
                          Senior Vice President and Chief Financial Officer

                 By:              /s/ John E. Karaffa
                          --------------------------------------------
                          John E. Karaffa
                          Vice President and Controller

                 Attest:          /s/ Thomas E. Duffy
                         ---------------------------------------------
                          Thomas E. Duffy
                          Senior Vice President, General Counsel and Secretary

                       (Signatures Continued on Next Page)

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      /s/ Marshal S. Belkin                          Director
--------------------------------------
Marshal S. Belkin

     /s/ Richard I. Byer                             Director
--------------------------------------
Richard I. Byer

    /s/ Bernard M. Eiber                             Director
--------------------------------------
Bernard M. Eiber

    /s/ Frank T. Gencarelli                          Director
--------------------------------------
Frank T. Gencarelli

    /s/ Kelly L. Groh                                Director
--------------------------------------
Kelly L. Groh

    /s/ Paul A. Haley                                Director
--------------------------------------
Paul A. Haley

    /s/ Jerry S. Handler                             Director
--------------------------------------
Jerry S. Handler

    /s/ Gerald A. Kaufman                            Director
--------------------------------------
Gerald A. Kaufman

    /s/ Leon E. Roday                                Director
--------------------------------------
Leon E. Roday

    /s/ Pamela S. Schutz                             Director
--------------------------------------
Pamela S. Schutz

    /s/ Isidore Sapir                                Director
--------------------------------------
Isidore Sapir

    /s/ David S. Sloane                              Director
--------------------------------------
David S. Sloane

    /s/ Geoffrey S. Stiff                            Director
--------------------------------------
Geoffrey S. Stiff

    /s/ Thomas M. Stinson                            Director
--------------------------------------
Thomas M. Stinson